Exhibit 32.2

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                                  Exhibit 32.2


                     CERTIFICATION OF DISCLOSURE PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     I, Ernest Cheung, Chief Financial Officer of China Mobility Solutions, Inc., certify pursuant to 18 U.S.C. Section 1350 as enacted by Section 906 of the Sarbanes-Oxley Act of 2002, that:

        (1) the Quarterly Report on Form 10-QSB for the quarterly period ended June 30, 2005 (the "Periodic Report") which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2) information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of China Mobility Solutions, Inc.


         Dated: November 7, 2005             /s/ Ernest Cheung
                                             -----------------------------
                                             Ernest Cheung,
                                             Chief Financial Officer


A signed original of this written statement required by Section 906, or other document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to China Mobility Solutions, Inc. and will be retained by China Mobility Solutions, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.